Exhibit 99.1

Investor Presentation – Inspired Entertainment, Inc. (INSE) June 12, 2019 Novomatic UK Gaming Technology Group Acquisition Presentation

Safe Harbor/
Non-GAAP Financial Disclosures

INSPIRED

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the expected effects of the proposed acquisition by Inspired Entertainment, Inc. (the "Inspired," "we" or "us") of Novomatic UK Ltd.'s Gaming Technology Group ("NTG"), projected synergies, anticipated opportunities from the proposed transaction and plans with respect to the NTG business (including its titles and game library) following the closing of the proposed transaction. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "plan," "will," "would" and "project" and other similar expressions that indicate future events or trends or are not statements of historical matters. These statements are based on our management's current expectations and beliefs, as well as a number of assumptions concerning future events.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control and all of which could cause actual results to differ materially from the results discussed in the forward-looking statements. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as required by law. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, without limitation: the receipt of regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); Inspired's ability to obtain financing or refinance its existing indebtedness on the anticipated terms and schedule; disruptions of Inspired's and NTG's current plans, operations and relationships with customers and suppliers caused by the announcement and pendency of the proposed transaction; potential difficulties in Inspired's and NTG's ability to retain employees as a result of the announcement and pendency of the proposed transaction; and the other factors described in the "Risk Factors" section of our annual report on Form 10-K for the fiscal year ended September 30, 2018 and our quarterly report on Form 10-Q for the quarter ended March 31, 2019, which are available, free of charge, on the U.S. Securities and Exchange Commission's website at www.sec.gov and on our site at www.inseinc.com.

Financial Information and Non-GAAP Financial Measures

For Inspired, Adjusted EBITDA means earnings before interest expense, provision for income taxes and depreciation and amortization, as adjusted to remove the effects of certain stock-based compensation charges, items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business and certain changes related to legacy portions of the business. For NTG, Adjusted EBITDA means earnings before interest expense, provision for income taxes and depreciation and amortization, as adjusted to eliminate the parts of the business not included in the transaction and restructuring and impairment charges and startup studio losses. For Inspired, Adjusted EBITDA Margin is calculated as Adjusted EBITDA as a percent of Revenue. For NTG, Adjusted EBITDA Margin is calculated as Pro Forms Adjusted EBITDA as a percentage of Pro Forma Revenue.

Pro Forma Revenue represents NTG's IFRS-reported revenue post-transaction, which excludes inter-NTG sales eliminations and parts of the business not included in the transaction. Adjusted EBITDA, Adjusted EBITDA Margin, and Pro forma Revenue may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA, Adjusted EBITDA Margin, and Pro forma revenue may not be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for or superior to, net income, operating income, revenue and other measures of financial performance prepared in accordance with GAAP.

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PAGE 3 Lorne Weil Executive Chairman Management Present Brooks Pierce President and Chief Operating Officer Stewart Baker EVP, Chief Financial Officer Daniel Silvers EVP, Chief Strategy Officer Lee Gregory Chief Commercial Officer, VLT

PAGE 4 Larger Scale and Stronger Platform to Drive Growth The Anticipated Opportunity Potential for Digital Transition to Drive Improved Economics Major Functional Synergies with Minimal Customer Overlap Increasing Diversification Across Customers and End Users Opportunity to Diversify Inspired’s UK Business Following Triennial Review Implementation Leverage Top Performing Content Across Platforms and Customer Bases Anticipated to Add Effectively ~ $35 Million of Adjusted EBITDA Post - Synergies (1) (1) Calculated using NTG’s Adjusted EBITDA of £17.1 million, or $21.7 million, for the 12 - month period ended December 31, 2018, plus the mid - point of estimated run - rate annual synergies of £9.6 million to £10.6 million, or $12.3 million to $13.3 million, as if they were achieved January 1, 2018. Based upon spot GBP/USD exchange rat e of 1.269 as of June 10, 2019.

PAGE 5 (1) Based upon spot GBP/USD exchange rate of 1.269 as of June 10, 2019. (2) Based on US$12.8 million, mid - point of estimated run - rate synergies. DESCRIPTION ▪ Inspired Entertainment, Inc. to acquire Novomatic’s UK Gaming Technology Group (“NTG”) PURCHASE PRICE ▪ EUR equivalent of US$120 million PROJECTED SYNERGIES ▪ Projected annual cost synergies of US$12.3 to US$13.3 million expected to be fully implemented within six months of closing TRANSACTION MULTIPLES (LTM 12/31/18) ▪ ~5.5x NTG’s Adjusted EBITDA of $21.7 million ▪ ~3.5x on a synergy - effected basis (1)(2) FINANCING COMMITMENT ▪ £220 million GBP - equivalent Term Loan and £20 million Revolving Credit Facility ANTICIPATED CLOSING ▪ 3Q 2019 CLOSING CONDITIONS ▪ Subject to customary closing conditions and approvals of the Competition and Markets Authority Transaction Summary

PAGE 6 Pro - Forma Capitalization (1) Based on the mid - point of estimated run - rate synergies. Adjusted EBITDA is a non - GAAP financial measure. See “Non - GAAP Financial Measures” in Appendix. Inspired Entertainment Pro Forma Combined (unaudited) (unaudited) as of Mar 31, 2019 Adjustments as of Mar 31, 2019 £m x Adjusted EBITDA + / - £m x Adjusted EBITDA Maturity Cash & cash equivalents £14.6 0.3x £(6.7) £7.9 0.1x Existing Term Loan ($) £110.3 2.6x £(110.3) - 0.0x New Term Loan B (€) (£) - 0.0x £220.0 £220.0 3.2x 7 Years Revolver (£) - 0.0x - - 0.0x 5.5 Years Other Debt (3) £0.2 0.0x - £0.2 0.0x Total Debt £110.5 2.6x £109.7 £220.2 3.2x Net debt £95.9 2.3x £116.4 £212.3 3.0x Adjusted EBITDA Inspired LTM Mar - 19 Adjusted EBITDA £42.6 NTG LTM Dec - 18 Adjusted EBITDA £17.1 Annual estimated synergies (1) £10.1 Inspired LTM Mar - 19 Adjusted EBITDA £42.6 Total £69.8

PAGE 7 The NTG business is similar to Inspired’s , encompassing the full B2B value chain of gaming machines, both in manufacturing and operations of machines. Overview of NTG Hardware and Content Development Systems and Services Operator ▪ Design and produce gaming hardware and content ▪ Developing Category B3,C and D gaming machines, both analog and digital ▪ B2B customers: ▪ Pubs ▪ Adult gaming centers (AGCs) ▪ Holiday resorts ▪ Placement of gaming machines on a managed service basis ▪ Wide area gaming ▪ Multi - year contracts ▪ Both revenue share and fixed rental income agreements ▪ Nearly half way through process of conversion to digital ▪ B2B customers: ▪ Pubs ▪ Holiday parks ▪ Motorway service stations ▪ Amusement arcades ▪ Bowling alleys ▪ Holiday resorts ▪ Airports Content Developers

PAGE 8 NTG’s customer base is complementary to Inspired’s with very limited overlap. Complementary Customer Base NTG Customers Holiday Resorts Pubs Adult Gaming Centers A Number of Other Independent Arcades Motorway Services Inspired Customers Betting Shops Virtual Sports Interactive

PAGE 9 The proposed acquisition would diversify Inspired across customers and end users. Note: NTG B2B Customer Split defined by Revenue of Top 20 Customers extrapolated for External Revenues (excluding intra - NTG sale s). Diversification Across Customers and End Users B2B Customer Split – 2018A Inspired NTG Pro Forma Betting Shops 75% Online Gaming 11% Other 14% Pubs 31% Holiday Resorts 28% Motorway Services 17% Adult Gaming Centers 14% Online Gaming 8% Other 2% Betting Shops 33% Pubs 17% Holiday Resorts 15% Online Gaming 10% Motorway Services 10% Adult Gaming Centers 8% Other 7%

PAGE 10 Top Novomatic titles will be available on Inspired’s UK FOBT machines. Opportunity to Leverage NTG Titles Across Existing Inspired SBG Customers

PAGE 11 Opportunity to Leverage NTG Content Across Existing Interactive Customers Opportunity to capitalize on further converting NTG’s top performing game library for online deployment.

PAGE 12 NTG’s margins are considerably lower than Inspired’s . Potential for EBITDA Margin Improvement 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% INSPIRED NTG Last Reported Twelve Months Ended (1) Calculated as NTG’s Pro Forma Adjusted EBITDA as a percent of Pro Forma Revenue. See “Non - GAAP Financial Measures” in the Ap pendix. (2) Calculated as Adjusted EBITDA as a percent of Revenue. See “Non - GAAP Financial Measures” in Appendix. 16.9% (1) 40.9% (2) March 31, 2019 December 31, 2018

PAGE 13 Conversion to digital has improved revenue and margins at NTG historically. Note: Based on NTG Products ▪ Update games and software manually ▪ 1 game per machine ▪ Lower daily cash box ▪ Cash in cash box emptied manually Analog to Digital Conversion ▪ Update games and software remotely ▪ Access to 100+ games on each machine ▪ Higher daily cash box ▪ Eliminate cash, play games with voucher/card ANALOG MACHINES DIGITAL MACHINES 2 YEARS 5 YEARS Analog Analog Digital Digital Average Weekly Rental Depreciable Life

PAGE 14 Larger Scale and Stronger Platform to Drive Growth The Anticipated Opportunity Potential for Digital Transition to Drive Improved Economics Major Functional Synergies with Minimal Customer Overlap Increasing Diversification Across Customers and End Users Opportunity to Diversify Inspired’s UK Business Following Triennial Review Implementation Leverage Top Performing Content Across Platforms and Customer Bases Anticipated to Add Effectively ~ $35 Million of Adjusted EBITDA Post - Synergies (1) (1) Calculated using NTG’s Adjusted EBITDA of £17.1 million, or $21.7 million, for the 12 - month period ended December 31, 2018, plus the mid - point of estimated run - rate annual synergies of £9.6 million to £10.6 million, or $12.3 million to $13.3 million, as if they were achieved January 1, 2018. Based upon spot GBP/USD exchange rat e of 1.269 as of June 10, 2019.

Appendix

PAGE 16 Non - GAAP Reconciliation: NTG Pro Forma Adjusted EBITDA (1) The casino operations of Astra Games Limited are not included in the potential transaction. (2) Pass - through revenue and margin will not be generated following the closing of the proposed transaction. (3) Consists of £2.0 million of machine impairment costs, £0.9 million of restructuring costs and £0.6 million stock impairme nt write - down. (4) EBITDA losses of businesses Innov8 and Harlequin. In 2018 these businesses were considered startups , developing products with minimal revenue . Non - GAAP Reconciliation: NTG Pro Forma Adjusted EBITDA Unaudited LTM December 31st, £ millions 2018A Net Loss from Sum of NTG Entity £(1.0) Results of Operations Not Included After Proposed Transaction Astra Casino Carve - Out (1) (5.6) Pass - through margin (2) (0.2) Items outside the normal course of business: Restructuring & Impairment Charges (3) 3.5 Startup Studio Losses (4) 0.6 Depreciation & Amortization 19.8 Net Interest Expense 1.1 Income Tax Benefit (1.1) Pro Forma Adjusted EBITDA (£) £17.1 Pro Forma Adjusted EBITDA ($) $21.7 Exchange Rate - $ to £ 1.27

PAGE 17 Non - GAAP Reconciliation: Inspired Adjusted EBITDA Note: For an explanation of the adjustments in this reconciliation, see ‘Management’s Discussion and Analysis of Financial Co ndi tion and Results of Operations — Non - GAAP Financial Measures’ in the Company’s most recent 10 - Q filed with the SEC on May 10, 2018. Non - GAAP Reconciliation: Adjusted EBITDA Unaudited LTM March 31st, US$ millions LTM 3/31/19A Net Loss ($25.6) Items Relating to Legacy Activities Pension Charges 0.5 (Credit) / Costs Relating to Former Operations 0.0 Items to Be Considered to Be Exceptional in Nature Costs of Group Restructure 3.9 Italian Tax Related Costs 0.9 Transaction Fees 1.0 Impairment expense 7.7 Stock - Based Compensation Expense 6.7 Depreciation and Amortization 40.4 Total Other Income (Expense), Net 20.5 Income Tax 0.0 Adjusted EBITDA ($) $56.0 Adjusted EBITDA (£) £42.6 Exchange Rate - $ to £ 1.31

PAGE 18 Non - GAAP Reconciliation: NTG Pro Forma Revenue Note: We believe for NTG, US GAAP revenue is equivalent to IFRS revenue. NTG Pro Forma Revenue represents NTG’s IFRS - Reported R evenue post transaction, which excludes inter - NTG sales and parts of the business not included in the transaction. (1) Intra - NTG sales eliminated on consolidation. (2) The casino operations of Astra Games Limited are not included in the potential transaction. (3) Pass - through revenue and margin will not be generated following the closing of the proposed transaction. Non - GAAP Reconciliation: NTG Pro Forma Revenue Unaudited LTM December 31st, £ millions 2018A Sum of NTG Entity Reported Revenue £140.9 Intra - company Adjustment (1) (16.6) Astra Casino Carve - Out Adjustment (2) (19.1) Pass - through Adjustment (3) (4.2) NTG Pro Forma Revenue (£) £101.0 NTG Pro Forma Revenue ($) $128.3 Exchange Rate - $ to £ 1.27